Supplemental Agreement No. 10

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 10 (SA-10), entered into as of March 29, 2018, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:
WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA‑10 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement.
WHEREAS, Customer has elected to exercise its right to purchase forty (40) option aircraft (the “Exercised Option Aircraft”), and to accelerate the scheduled deliveries of certain 737-8 Aircraft, as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft, attached hereto.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1. TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA‑10 and is identified by “SA‑10”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-10
BOEING PROPRIETARY

2. TABLES.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments - 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-10") attached hereto and incorporated into the Purchase Agreement by this reference.

3. LETTER AGREEMENTS.

Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R2, Option Aircraft, is deleted in its entirety and is replaced with the attached revised Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R2.

4. ADVANCE PAYMENT IMPACTS.

4.1 The revisions applied to Table 1A, Aircraft Delivery, Description, Price and Advance Payments - 737-8 Aircraft, result in ***

4.2 ***

4.3 ***

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney-In-Fact	Its: SVP, Finance

SWA-PA-03729	2	SA-10
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES

Article 1	Quantity, Model and Description	SA-2

Article 2	Delivery Schedule

Article 3	Price

Article 4	Payment	SA-2

Article 5	Additional Terms

TABLE	TITLE

1A	737-8 Aircraft Information Table	SA-10

1B	737-7 Aircraft Information Table	SA-8

EXHIBIT

A1	737-8 Aircraft Configuration	SA-8

A2	737-7 Aircraft Configuration	SA-8

B*	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS	TITLES

AE1*	Escalation Adjustment/Airframe and Optional Features

BFE1	BFE Variables for 737-8	SA-7

BFE2	BFE Variables for 737-7	SA-8

CS1	Customer Support Variables

CS1-7MAX	Customer Support Variables	SA-2

EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 1

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1106464*	***

SWA-PA-03729-LA-1106465*	***

SWA-PA-03729-LA-1106466	***

SWA-PA-03729-LA-1106467R2	***	SA-8

SWA-PA-03729-LA-1106468*	***

SWA-PA-03729-LA-1106469R1	***	SA-2

SWA-PA-03729-LA-1106470R1	***	SA-2

SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2

SWA-PA-03729-LA-1106473R1	***	SA-5

SWA-PA-03729-LA-1106474R2	Option Aircraft	SA-8
	Attachment 1	SA-10

SWA-PA-03729-LA-1106475R3	***	SA-8

SWA-PA-03729-LA-1106476R2	***	SA-8

SWA-PA-03729-LA-1106477*	***

SWA-PA-03729-LA-1106478	***

SWA-PA-03729-LA-1106479R1	***	SA-2

SWA-PA-03729-LA-1106480R1	***	SA-2

SWA-PA-03729-LA-1106481R2	***	SA-2

SWA-PA-03729-LA-1106482*	***

SWA-PA-03729-LA-1106483*	***

SWA-PA-03729-LA-1106484R1	***	SA-8
	Attachment A	SA-8
	Attachment B	SA-8

SWA-PA-03729-LA-1106485*	***

SWA-PA-03729-LA-1209080	***	SA-1

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1210419	***
SA-1

SWA-PA-03729-LA-1300943	***	SA-2

SWA-PA-03729-LA-1301168R3	***	SA-6

SWA-PA-03729-LA-1301170R2	***	SA-8

SWA-PA-03729-LA-1400371	***	SA-7

SASWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6

SWA-PA-03729-LA-1500831	***	SA-7

SWA‑PA‑03729‑LA‑1602486	***	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 3

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA- 1106472R1	***	SA-2	Deleted under SA-4
SWA-PA- 01810/03729-LA- 1301169	***	SA-2	Deleted under SA-4

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)
Engine Model/Thrust:	CFMLEAP-1B28(2)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2017	1	***	36929†	***	A	Note 1	***	***	***	***	***
Jul-2017	2	***	42558†, 42559†	***	C	Note 1	***	***	***	***	***
Aug-2017	3	***	36979, 36930, 36984	***	A	Note 1	***	***	***	***	***
Aug-2017	3	***	42563, 42566†, 42567	***	C	Note 1	***	***	***	***	***
Sep-2017	1	***	36934	***	A	Note 1	***	***	***	***	***
Oct-2017	1	***	42544	***	A		***	***	***	***	***
Oct-2017	1	***	42570	***	C		***	***	***	***	***
Nov-2017	1	***	36988†	***	A		***	***	***	***	***
Dec-2017	1	***	42554†	***	C		***	***	***	***	***
Mar-2018	1	***	36989†	***	A		***	***	***	***	***
Mar-2018	1	***	42571	***	C		***	***	***	***	***
Apr-2018	1	***	42546	***	A		***	***	***	***	***
Jun-2018	1	***	42572	***	C		***	***	***	***	***
Jun-2018	1	***	42547	***	A		***	***	***	***	***
Jul-2018	1	***	42556†	***	C		***	***	***	***	***
Aug-2018	3	***	42548, 37019, 42549	***	A		***	***	***	***	***
Aug-2018	1	***	42574	***			***	***	***	***	***
Aug-2018	1	***	42575	***			***	***	***	***	***
Sep-2018	2	***	42573, 42576	***			***	***	***	***	***
Dec-2018	1	***	42577	***			***	***	***	***	***
Dec-2018	4	***	37042, 42550, 42551, 37043	***	A		***	***	***	***	***
Jul-2019	1	***	42633	***			***	***	***	***	***
Jul-2019	2	***	65437, 65436	***	E OPEX		***	***	***	***	***
Aug-2019	3	***	42634, 42637, 42641	***			***	***	***	***	***
Sep-2019	2	***	65471, 65438	***	E OPEX		***	***	***	***	***
Oct-2019	4	***	42646, 42647, 42661, 42662	***			***	***	***	***	***
Oct-2019	1	***	65439	***	OPEX		***	***	***	***	***

SA-10
SWA-PA-03729 107813 / 108198 / 108732		Page 1
Boeing Proprietary

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2019	1	***	65440	***	OPEX		***	***	***	***	***
Nov-2019	1	***	42664	***			***	***	***	***	***
Nov-2019	1	***	42536	***	A		***	***	***	***	***
Nov-2019	1	***	65473	***	D OPEX		***	***	***	***	***
Dec-2019	1	***	42666	***			***	***	***	***	***
Dec-2019	1	***	36722	***	B		***	***	***	***	***
Dec-2019	1	***	42537	***	A		***	***	***	***	***
Feb-2020	1	***	36727	***	B		***	***	***	***	***
Mar-2020	2	***	42579, 42580	***			***	***	***	***	***
Apr-2020	1	***	42539	***	A		***	***	***	***	***
Apr-2020	1	***	65441	***	OPEX		***	***	***	***	***
May-2020	1	***	42669	***			***	***	***	***	***
May-2020	1	***	42553	***	A		***	***	***	***	***
May-2020	1	***	35970	***	B		***	***	***	***	***
Jun-2020	1	***	42607	***			***	***	***	***	***
Jun-2020	1	***	65442	***	OPEX		***	***	***	***	***
Jul-2020	1	***	42665	***			***	***	***	***	***
Jul-2020	1	***	42540	***	A		***	***	***	***	***
Jul-2020	2	***	65443, 65444	***	OPEX		***	***	***	***	***
Aug-2020	2	***	42672, 42673	***			***	***	***	***	***
Aug-2020	1	***	42541	***	A		***	***	***	***	***
Aug-2020	2	***	65445, 65446	***	OPEX		***	***	***	***	***
Sep-2020	3	***	42691, 42674, 42694	***			***	***	***	***	***
Sep-2020	1	***	33941	***	B		***	***	***	***	***
Sep-2020	3	***	65447, 65448, 65472	***	OPEX		***	***	***	***	***
Oct-2020	1	***	42615	***			***	***	***	***	***
Oct-2020	1	***	42543	***	A		***	***	***	***	***
Oct-2020	1	***	65474	***	OPEX		***	***	***	***	***
Nov-2020	2	***	42697, 42699	***			***	***	***	***	***
Nov-2020	1	***	36733	***	B		***	***	***	***	***
Nov-2020	1	***	65475	***	D OPEX		***	***	***	***	***
Dec-2020	1	***	42703	***			***	***	***	***	***
Dec-2020	1	***	33940	***	B		***	***	***	***	***
Jan-2021	1	***	35974	***	B		***	***	***	***	***
Jan-2021	1	***	65450	***	D OPEX		***	***	***	***	***
Jan-2021	1	***	65449	***	OPEX		***	***	***	***	***
Feb-2021	1	***	65451	***	D OPEX		***	***	***	***	***
Feb-2021	1	***		***	OPEX	Note 3	***	***	***	***	***

SA-10
SWA-PA-03729 107813 / 108198 / 108732		Page 2
Boeing Proprietary

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2021	1	***	42648	***			***	***	***	***	***
Mar-2021	1	***	65452	***	OPEX		***	***	***	***	***
Apr-2021	3	***	42649, 42650, 42651	***			***	***	***	***	***
Apr-2021	1	***	65454	***	D OPEX		***	***	***	***	***
Apr-2021	1	***	65453	***	OPEX		***	***	***	***	***
May-2021	3	***	42652, 42653, 42654	***			***	***	***	***	***
May-2021	1	***	65455	***	D OPEX		***	***	***	***	***
May-2021	1	***	65456	***	OPEX		***	***	***	***	***
Jun-2021	3	***	42655, 42656, 42670	***			***	***	***	***	***
Jun-2021	1	***	65457	***	D OPEX		***	***	***	***	***
Jul-2021	3	***	42657, 42658, 42671	***			***	***	***	***	***
Jul-2021	1	***	65460	***	D OPEX		***	***	***	***	***
Jul-2021	2	***	65459, 65458	***	OPEX		***	***	***	***	***
Jul-2021	1	***		***	OPEX	Note 3	***	***	***	***	***
Aug-2021	1	***	65461	***	D OPEX		***	***	***	***	***
Aug-2021	4	***		***	OPEX	Note 3	***	***	***	***	***
Sep-2021	2	***	65463, 65462	***	OPEX		***	***	***	***	***
Sep-2021	2	***		***	OPEX	Note 3	***	***	***	***	***
Oct-2021	1	***	65466	***	D OPEX		***	***	***	***	***
Oct-2021	2	***	65465, 65464	***	OPEX		***	***	***	***	***
Nov-2021	1	***	65467	***	D OPEX		***	***	***	***	***
Dec-2021	1	***	65468	***	OPEX		***	***	***	***	***
Dec-2021	2	***		***	OPEX	Note 3	***	***	***	***	***
Jan-2022	1	***	65469	***	D OPEX		***	***	***	***	***
Jan-2022	1	***	65470	***	OPEX		***	***	***	***	***
Mar-2022	2	***	42678, 42679	***			***	***	***	***	***
Apr-2022	3	***	42680, 42681, 42688	***			***	***	***	***	***
Apr-2022	1	***		***	OPEX	Note 3	***	***	***	***	***
May-2022	3	***	42682, 42683, 42684	***			***	***	***	***	***
Jun-2022	3	***	42685, 42686, 42687	***			***	***	***	***	***
Jul-2022	2	***	42689, 42690	***			***	***	***	***	***
Jul-2022	3	***		***	OPEX	Note 3	***	***	***	***	***
Aug-2022	2	***	42693, 42695	***			***	***	***	***	***
Aug-2022	3	***		***	OPEX	Note 3	***	***	***	***	***
Oct-2022	2	***		***	OPEX	Note 3	***	***	***	***	***
Dec-2022	1	***		***	OPEX	Note 3	***	***	***	***	***
Jan-2023	2	***	42560, 42565	***			***	***	***	***	***
Feb-2023	2	***	42562, 42564	***			***	***	***	***	***

SA-10
SWA-PA-03729 107813 / 108198 / 108732		Page 3
Boeing Proprietary

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2023	1	***	42557	***			***	***	***	***	***
Mar-2023	1	***	36732	***	B		***	***	***	***	***
Apr-2023	1	***	42555	***			***	***	***	***	***
Apr-2023	1	***	38806	***	B		***	***	***	***	***
May-2023	2	***	42594, 42568	***			***	***	***	***	***
Jun-2023	1	***	42581	***			***	***	***	***	***
Jun-2023	1	***	37034	***	A		***	***	***	***	***
Jul-2023	2	***	42597, 42582	***			***	***	***	***	***
Aug-2023	1	***	42593	***			***	***	***	***	***
Aug-2023	1	***	42552	***	A		***	***	***	***	***
Sep-2023	2	***	42601, 42578	***			***	***	***	***	***
Oct-2023	1	***	42605	***			***	***	***	***	***
Oct-2023	1	***	42538	***	A		***	***	***	***	***
Nov-2023	1	***	38815	***	B		***	***	***	***	***
Dec-2023	1	***	42583	***			***	***	***	***	***
Jan-2024	3	***	42611, 42584, 42585	***			***	***	***	***	***
Feb-2024	3	***	42612, 42596, 42599	***			***	***	***	***	***
Mar-2024	3	***	38817, 35968, 35972	***	B		***	***	***	***	***
Apr-2024	2	***	42617, 42606	***			***	***	***	***	***
Apr-2024	1	***	36736	***	B		***	***	***	***	***
May-2024	3	***	42619, 42622, 42608	***			***	***	***	***	***
Jun-2024	1	***	42610	***			***	***	***	***	***
Jun-2024	1	***	42542	***	A		***	***	***	***	***
Jul-2024	2	***	35963, 35967	***	B		***	***	***	***	***
Aug-2024	2	***	42624, 42626	***			***	***	***	***	***
Sep-2024	1	***	42630	***			***	***	***	***	***
Sep-2024	1	***	36730	***	B		***	***	***	***	***
Oct-2024	2	***	42625, 42636	***			***	***	***	***	***
Nov-2024	1	***	42639	***			***	***	***	***	***
Nov-2024	1	***	35971	***	B		***	***	***	***	***
Dec-2024	2	***	42628, 42640	***			***	***	***	***	***
Dec-2024	1	***	35975	***	B		***	***	***	***	***
Jan-2025	2	***	38804, 38805	***	B		***	***	***	***	***
Jan-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
Feb-2025	1	***	42643	***			***	***	***	***	***
Feb-2025	1	***	36729	***	B		***	***	***	***	***
Feb-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
Mar-2025	2	***	42644, 42645	***			***	***	***	***	***

SA-10
SWA-PA-03729 107813 / 108198 / 108732		Page 4
Boeing Proprietary

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
Apr-2025	2	***	42659, 42660	***			***	***	***	***	***
Apr-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
May-2025	1	***	42663	***			***	***	***	***	***
May-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
Jun-2025	1	***	42667	***			***	***	***	***	***
Jun-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
Jul-2025	1	***	42668	***			***	***	***	***	***
Jul-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
Aug-2025	1	***	42675	***			***	***	***	***	***
Aug-2025	2	***		***	OPEX	Note 3	***	***	***	***	***
Sep-2025	2	***	42676, 42677	***			***	***	***	***	***
Sep-2025	1	***		***	OPEX	Note 3	***	***	***	***	***
Oct-2025	2	***	42692, 42696	***			***	***	***	***	***
Oct-2025	1	***		***	OPEX	Note 3	***	***	***	***	***
Nov-2025	2	***	42698, 42700	***			***	***	***	***	***
Nov-2025	1	***		***	OPEX	Note 3	***	***	***	***	***
Dec-2025	2	***	42701, 42702	***			***	***	***	***	***
Dec-2025	1	***		***	OPEX	Note 3	***	***	***	***	***

Total:	250

* ***
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
† ***
Notes:
(1) ***
(2) ***

(3) ***

SA-10
SWA-PA-03729 107813 / 108198 / 108732		Page 5
Boeing Proprietary

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)		4Q16 External Fcst
Engine Model/Thrust:	CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***
Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2022	1	***	***		***	***	***	***	***
Apr-2022	1	***	***	D	***	***	***	***	***
May-2022	1	***	***		***	***	***	***	***
Jun-2022	1	***	***	D	***	***	***	***	***
Jul-2022	1	***	***		***	***	***	***	***
Jul-2022	1	***	***	D	***	***	***	***	***
Aug-2022	1	***	***		***	***	***	***	***
Sep-2022	1	***	***	D	***	***	***	***	***
Oct-2022	1	***	***		***	***	***	***	***
Oct-2022	1	***	***	D	***	***	***	***	***
Nov-2022	1	***	***		***	***	***	***	***
Nov-2022	1	***	***	D	***	***	***	***	***
Dec-2022	1	***	***		***	***	***	***	***
Dec-2022	1	***	***	D	***	***	***	***	***

SA-10
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2023	1	***	***		***	***	***	***	***
Jan-2023	1	***	***	D	***	***	***	***	***
Feb-2023	1	***	***		***	***	***	***	***
Feb-2023	1	***	***	D	***	***	***	***	***
Mar-2023	1	***	***		***	***	***	***	***
Mar-2023	1	***	***	D	***	***	***	***	***
Apr-2023	1	***	***		***	***	***	***	***
Apr-2023	1	***	***	D	***	***	***	***	***
May-2023	1	***	***		***	***	***	***	***
May-2023	1	***	***	D	***	***	***	***	***
Jun-2023	1	***	***		***	***	***	***	***
Jun-2023	1	***	***	D	***	***	***	***	***
Jul-2023	1	***	***		***	***	***	***	***
Aug-2023	1	***	***	D	***	***	***	***	***
Aug-2023	1	***	***		***	***	***	***	***
Sep-2023	1	***	***	D	***	***	***	***	***
Sep-2023	1	***	***		***	***	***	***	***
Oct-2023	1	***	***	D	***	***	***	***	***
Oct-2023	1	***	***		***	***	***	***	***
Nov-2023	1	***	***	D	***	***	***	***	***
Nov-2023	1	***	***		***	***	***	***	***
Dec-2023	1	***	***	D	***	***	***	***	***
Dec-2023	1	***	***		***	***	***	***	***
Jan-2024	1	***	***	D	***	***	***	***	***
Jan-2024	1	***	***		***	***	***	***	***

SA-10
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2024	1	***	***	D	***	***	***	***	***
Feb-2024	1	***	***		***	***	***	***	***
Mar-2024	1	***	***	D	***	***	***	***	***
Mar-2024	1	***	***		***	***	***	***	***
Apr-2024	1	***	***	D	***	***	***	***	***
Apr-2024	1	***	***		***	***	***	***	***
May-2024	1	***	***	D	***	***	***	***	***
May-2024	1	***	***		***	***	***	***	***
Jun-2024	1	***	***	D	***	***	***	***	***
Jun-2024	1	***	***		***	***	***	***	***
Jul-2024	1	***	***	D	***	***	***	***	***
Aug-2024	1	***	***		***	***	***	***	***
Aug-2024	1	***	***	D	***	***	***	***	***
Sep-2024	1	***	***		***	***	***	***	***
Sep-2024	1	***	***	D	***	***	***	***	***
Oct-2024	1	***	***		***	***	***	***	***
Oct-2024	1	***	***	D	***	***	***	***	***
Nov-2024	1	***	***		***	***	***	***	***
Nov-2024	1	***	***	D	***	***	***	***	***
Dec-2024	2	***	***		***	***	***	***	***
Jan-2025	3	***	***		***	***	***	***	***
Feb-2025	3	***	***		***	***	***	***	***
Mar-2025	3	***	***		***	***	***	***	***
Apr-2025	3	***	***		***	***	***	***	***
May-2025	3	***	***		***	***	***	***	***

SA-10
SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jun-2025	3	***	***		***	***	***	***	***
Jul-2025	3	***	***		***	***	***	***	***
Aug-2025	3	***	***		***	***	***	***	***
Sep-2025	3	***	***		***	***	***	***	***
Oct-2025	3	***	***		***	***	***	***	***
Nov-2025	3	***	***		***	***	***	***	***
Dec-2025	3	***	***		***	***	***	***	***
Jan-2026	1	***	***		***	***	***	***	***
Feb-2026	1	***	***		***	***	***	***	***
Mar-2026	1	***	***		***	***	***	***	***
Apr-2026	1	***	***		***	***	***	***	***
May-2026	2	***	***		***	***	***	***	***
Jun-2026	2	***	***		***	***	***	***	***
Jul-2026	1	***	***		***	***	***	***	***
Aug-2026	2	***	***		***	***	***	***	***
Sep-2026	2	***	***		***	***	***	***	***
Oct-2026	2	***	***		***	***	***	***	***
Nov-2026	2	***	***		***	***	***	***	***
Dec-2026	2	***	***		***	***	***	***	***

Total:	115

* ***

Note:
(1) ***

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SWA-PA-03729-LA1106474 107813.TXT	Boeing Proprietary	Page 4